SUPPLEMENT TO

CALVERT TAX-FREE RESERVES (“CTFR”)
Money Market Portfolio

Prospectus (Institutional Class) dated April 30, 2009

Date of Supplement: June 16, 2009

Effective immediately, CTFR Money Market Portfolio (the “Portfolio”) has ceased offering Institutional Class shares; no new or additional investments will be allowed in Institutional Class shares.

The Portfolio’s Institutional Class will be closed at the close of business on or about June 30, 2009 (the “Close Date”).  Until the Close Date, existing shareholders of the Institutional Class may redeem or exchange their shares in the manner set forth in the Prospectus.  Any remaining shareholders at the close of business on June 30, 2009, will receive a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the Portfolio.